UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 15, 2024

NUTEX HEALTH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41346	11-3363609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6030 S. Rice Ave, Suite C, Houston, Texas 77081

(Address of principal executive offices) (zip code)

(713) 660-0557

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NUTX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

On February 8, 2024, Nutex Health, Inc. (the “Company”) and YA II PN, Ltd. (“Yorkville”), terminated the Pre-Paid Advance Agreement dated as of April 11, 2023, as amended (the “PPA”) by the mutual consent of the parties, effective as of February 15, 2024. As previously disclosed, pursuant to the PPA, the Company may request advances of up to $25.0 million each from Yorkville (or such greater amount that parties may mutually agree) (each, a "Pre-Paid Advance”) for a total of up to $100 million, which will be purchased by Yorkville at 90% of the face amount. The initial Pre-Paid Advance requested was $25 million, $15 million of which was paid on April 11, 2023, with the remaining $10 million to be paid upon mutual agreement of the parties. Since the receipt of the initial Pre-Paid Advance, 21.4 million shares of Common Stock have been issued to Yorkville, reducing the principal of the initial Pre-Paid Advance to $8.0 million. Additionally, the Company made Optional Prepayments of $5.2 million in accordance with the PPA, consisting of $4.9 million of principal and $0.3 million attributed to the Payment Premium. The principal of the initial Pre-Paid Advance as of December 31, 2023 was $3.1 million. On January 30, 2024, the Company paid off in full the remaining outstanding balance of the PPA. As of February 15, 2024, the Company’s obligation to request the remaining $10 million Pre-Paid Advance, and Yorkville’s obligation to purchase the remaining $10 million Pre-Paid Advance, has been terminated.  At the time of termination, there were no outstanding Pre-Paid Advance, advance notices or shares of Common Stock to be issued under the PPA. In addition, there were no fees due by the Company or Yorkville in connection with the termination of the PPA.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 15, 2024
Nutex Health Inc.

By: /s/ Jon C. Bates
Jon C. Bates
Chief Financial Officer